Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of A Clean Slate, Inc. (the "Company") for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Robert S. Goldman, Chief Executive Officer and Chief Financial Officer of A Clean Slate, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 21, 2011	/s/ Robert S. Goldman
Robert S. Goldman
Chief Executive Officer
Chief Financial Officer